Exhibit 99.6

NOTE

$24,500,000.00	October 1, 2008

FOR VALUE RECEIVED, the undersigned, Whitestone Offices LLC, a Texas limited liability company (“Borrower”), whose Federal Tax Identification Number is 26-3198833, promises to pay to the order of Nationwide Life Insurance Company, an Ohio corporation, its successors and assigns (“Lender”), the principal sum of $24,500,000.00, together with interest on the principal balance of this Note (the “Note”), from time to time remaining unpaid, from the date of disbursement by Lender at the applicable interest rate hereinafter set forth, together with all other sums due hereunder or under the terms of the Deed of Trust (as hereinafter defined) in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of such payment (the “Loan”).  Both principal and interest and all other sums due hereunder shall be payable at the office of Lender at One Nationwide Plaza, Fifth Floor, Columbus, Ohio  43215, Attention:  Real Estate Investments, or at such other place as Lender may from time to time designate.  Said principal and interest shall be paid over a term, at the times, and in the manner set forth below:

1. Payment Provisions.

(a) In the event that disbursement occurs on the first day of the month, then there shall be no payment of interim interest and the first payment due from Borrower hereunder shall be in accordance with subsection (b) below.

(b) Monthly installments of interest only on the unpaid principal balance of this Note at the rate of 6.56% per annum (the “Applicable Interest Rate”) shall be due and payable in twelve (12) consecutive monthly installments commencing on November 1, 2008, and continuing on the first day of each calendar month thereafter (a “Payment Date”), with each such installment to be in the sum of $133,933.33, without deduction or set-off.

(c) Thereafter, monthly installments of principal and interest on the unpaid principal balance of this Note at the Applicable Interest Rate, shall be due and payable in forty-seven (47) consecutive monthly installments commencing on November 1, 2009, and continuing on the first day of each calendar month thereafter, with each such installment to be in the sum of $166,345.48, without deduction or set-off.

2. Maturity. The unpaid principal balance of this Note, and all accrued unpaid interest thereon (if not sooner paid), shall be due and payable in full on October 1, 2013 (the “Maturity Date”).

3. Application of Payments. All payments shall be applied first to any late payment or other such charges as provided in this Note or in the Deed of Trust, then to accrued unpaid interest on this Note, and the balance, if any, shall be applied to the reduction of the outstanding principal balance of this Note (subject to the terms hereof).  Interest due hereunder shall be calculated on the basis of a 360-day year (composed of twelve 30-day months); provided, however, in no event shall the rate of interest payable under the terms of this Note exceed the maximum rate of interest permitted under applicable law.

4. Late Payment Charge. Prior to the acceleration or maturity of this Note, Lender may collect a late payment charge in an amount equal to 5% of any monthly installment of principal and/or interest not received by the due date for each month or any part thereof that the payment is delinquent; provided, however, no late payment charge shall be due for the first late payment made during the term of the Loan.  Such late payment charge shall constitute liquidated damages for the purpose of covering the additional administrative costs, expenses and inconvenience incurred by Lender in handling delinquent installments and Lender may collect such late payment charges even though it has not given any notice to Borrower of such late payment or a cure period, if any, has not passed; provided that such late payment charge shall not, together with other interest to be paid on the indebtedness evidenced by this Note or indebtedness arising under any instrument securing the payment hereof, exceed the maximum interest permitted under applicable law. Borrower acknowledges that the late payment charge is a fair and reasonable estimate, considering all of the circumstances existing on the date of execution of this Note, of the cost the Lender will incur by reason of such late payment.

5. Prepayment.

(a) Except as hereinafter provided, Borrower shall not have the right to prepay all or any part of the Loan at any time.  Borrower shall have the right to prepay, in full but not in part, the Loan evidenced by this Note, provided that, as conditions precedent, Borrower: (i) gives Lender not less than thirty (30) days prior Written Notice (as defined in the Deed of Trust) of Borrower’s intention to so prepay this Note; and (ii) pays to Lender the Prepayment Premium (as hereinafter defined), if any, then due and payable to Lender as hereinafter provided.  As used herein, the term “Prepayment Premium” shall mean a sum equal to the greater of either:  (A) an amount equal to the sum of (i) the present value of the scheduled monthly payments due under this Note from the date of prepayment to the Maturity Date, and (ii) the present value of the amount of principal and interest due under this Note on the Maturity Date (assuming all scheduled monthly payments due prior to the Maturity Date were made when due), minus (iii) the outstanding principal balance of this Note as of the date of prepayment; or (B) 1% of the outstanding principal balance of this Note at the time of prepayment.  The present values described in (A)(i) and (A)(ii) shall be computed on a monthly basis as of the date of prepayment discounted at the yield-to-maturity of the U. S. Treasury Note or Bond closest in maturity to the Maturity Date of this Note as reported by Bloomberg or another comparable financial market resource designated by Lender on the fifth Business Day (as hereinafter defined) preceding the date of prepayment plus twenty-five (25) basis points.  “Business Day” shall mean any day other than a Saturday, Sunday or legal holiday on which commercial banks are authorized or required to be closed in Columbus, Ohio.  Borrower shall be obligated to prepay this Note on the date set forth in the notice to Lender required hereinabove, after such notice has been delivered to Lender. If all or any portion of the Prepayment Premium calculation in this Section 5(a) shall be amended, altered, severed, voided or determined to be not enforceable by any court or other governmental entity, the entire voluntary prepayment privilege set forth in this Section 5(a) shall be deemed null and void, and of no further force and effect.

(b) In the event the Maturity Date of the Loan evidenced by this Note is accelerated by Lender at any time due to a default by Borrower under this Note or any of the other Loan Documents (as hereinafter defined), Borrower shall pay to Lender (in addition to all other amounts then due) an involuntary prepayment premium equal to 3% of the outstanding principal balance of the Note at the time of such default plus the Prepayment Premium in (a)(A) above; provided, however, that in the event such Prepayment Premium is construed to be interest under the laws of the State of Texas (the “State”) in any circumstance, such payment shall not be required to the extent that the amount thereof, together with other interest payable hereunder, exceeds the maximum rate of interest that may be lawfully charged under applicable law.

(c) If Lender elects to apply insurance proceeds or condemnation awards, if applicable, to the reduction of the outstanding principal balance of this Note in the manner provided in the Deed of Trust, provided no default has occurred under this Note, the Deed of Trust or the other Loan Documents, no Prepayment Premium shall be due or payable as a result of such application, and the monthly installments due and payable hereunder shall be reduced accordingly.

(d) During the ninety (90) day period immediately preceding the Maturity Date of this Note, the entire outstanding principal balance and all accrued unpaid interest on this Note may be prepaid in full, but not in part, at par, without a Prepayment Premium.

(e) If the prepayment of this Note occurs on a date other than a Payment Date interest shall be calculated based upon the actual days including the date of prepayment.

6. Additional Conditions. This Note is secured by, among other things, a Deed of Trust and Security Agreement (the “Deed of Trust”) and by an Assignment of Leases, Rents and Profits (the “Assignment”) of even date herewith, encumbering certain property described therein (collectively, the “Property”).  The Deed of Trust and the Assignment contain terms and provisions which provide grounds for acceleration of the Loan evidenced by this Note, together with additional remedies in the event of default hereunder or thereunder.  Failure on the part of Lender to exercise any right granted herein or in the Deed of Trust or the Assignment or any other Loan Document shall not constitute a waiver of such right or preclude Lender’s subsequent exercise and enforcement thereof.  This Note, the Deed of Trust, the Assignment and all other documents and instruments executed as further evidence of, as additional security for, or executed in connection with the Loan evidenced by this Note are hereinafter collectively referred to as the “Loan Documents.”

Except as otherwise provided herein, all parties to this Note, including endorsers, sureties, indemnitors and guarantors (collectively, “Guarantor”), if any, hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of demand, notice of nonpayment, notice of dishonor, notice of intent to accelerate the maturity of this Note, notice of acceleration of the maturity of this Note, and any and all other notices and demands whatsoever, and agree to remain bound hereby until the principal, interest and all other obligations arising under this Note are paid in full, notwithstanding any extensions of time for payment which may be granted by Lender, even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal rights available to Lender pursuant to the terms and conditions of this Note.

If the obligations evidenced by this Note, or any part thereof, are placed in the hands of an attorney or other person for collection, whether by suit or otherwise, at any time or from time to time, Borrower shall be liable to Lender, in each instance, for all costs and expenses incurred in connection therewith, including, without limitation, Reasonable Attorneys’ Fees (as hereinafter defined).

7. Default. If Borrower defaults under this Note or under any of the other Loan Documents, then in any or all of such events, at the option of Lender, the entire outstanding principal balance of this Note, together with all accrued unpaid interest thereon and all other obligations arising under this Note or any of the other Loan Documents, may be accelerated by Lender and may become and be immediately due and payable then or thereafter as Lender may elect, regardless of the Maturity Date hereof. All such amounts and any funds advanced by Lender for the protection of the Property and any costs of collection (including, but not limited to, Reasonable Attorneys’ Fees and expenses) shall bear interest after maturity, by acceleration or otherwise, at the lesser of either:  (a) the highest rate of interest then allowed by the laws of the State or, if controlling, the laws of the United States; or (b) the then applicable interest rate of this Note plus 5% per annum.

During the existence of any such default, Lender may apply any sums received, including, but not limited to, insurance proceeds or condemnation awards, to any amount then due and owing hereunder or under the terms of any of the other Loan Documents as Lender may determine.  Neither the right nor the exercise of the right herein granted unto Lender to apply such proceeds as aforesaid shall serve to cure the default or preclude Lender from exercising its option to cause the entire Loan evidenced by this Note to become immediately due and payable by reason of Borrower’s default under the terms of this Note or any of the other Loan Documents.

Notwithstanding any provisions herein to the contrary, Lender’s right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby shall be conditioned upon, with respect to any Non-Monetary Default (as hereinafter defined), Lender having given Borrower Written Notice of the Non-Monetary Default and a thirty (30)-day period, after the date of the Written Notice, within which to cure the Non-Monetary Default, unless such Non-Monetary Default cannot be cured within said thirty (30)-day time period, in which event Borrower shall have a reasonable period of time to complete the cure, provided that action to cure the Non-Monetary Default has commenced within said thirty (30)-day period and Borrower is, in Lender’s sole discretion, diligently pursuing the cure to completion, but in no event shall the cure period for the Non-Monetary Default be longer than ninety (90) days; and (ii) with respect to any Monetary Default (as hereinafter defined), Lender having given Borrower Written Notice of such Monetary Default and a five (5) day period after such notice is given within which to cure such Monetary Default; provided, however, that Lender shall not be required to give such notice and right to cure as to Monetary Defaults, which occur during any Loan Year (hereinafter defined) if Lender has previously given Written Notice of a Monetary Default during such Loan Year and provided further that such notice of and right to cure a Monetary Default shall not waive Lender’s right to collect a late payment charge otherwise due under this Note. Any notice required hereunder shall be given as provided in the Deed of Trust.  Lender shall have no obligation to give Borrower notice of, or any period to cure, any Monetary Default (other than the notice and cure period specifically provided herein) or any Incurable Default (as hereinafter defined) prior to exercising Lender’s right, power and privilege to accelerate the maturity of the Loan evidenced hereby, to declare the same to be immediately due and payable, and to exercise all other rights and remedies herein granted or otherwise available to Lender at law or in equity. As used herein, the term “Monetary Default” shall mean any default which can be cured by the payment of money, including but not limited to, the payment of principal and/or interest due under this Note and the payment of taxes, assessments and insurance premiums when due as provided in the Deed of Trust. As used herein, the term “Non-Monetary Default” shall mean any default which is not a Monetary Default or an Incurable Default.  As used herein, the term “Incurable Default” shall mean either:  (i) any voluntary or involuntary sale, assignment, mortgaging or transfer of the Property or ownership interests in Borrower in violation of the covenants of the Deed of Trust; or (ii) a breach of any provision of Section 22 of the Deed of Trust. As used herein, the term “Loan Year” shall mean each twelve month period beginning with October 1, 2008, and each anniversary thereof

Notwithstanding any provision of this Note to the contrary, during any period of default, regardless of any cure period for such default, in each instance under this Note, the Deed of Trust or any of the other Loan Documents in which either (i) Borrower is permitted to take a material action without Lender’s consent, or (ii) Lender’s consent is to be reasonably exercised, Lender’s consent shall be required and shall be granted or withheld in Lender’s sole and absolute discretion. Notwithstanding anything contained in the Loan Documents, Borrower shall pay all costs and expenses in connection with any consent required by Lender (whether or not such consent is granted), including, without limitation, all costs, fees and expenses (including legal fees) incurred by Lender in determining whether to grant the requested consent.

8. Savings Clause; Severability. It is the intent of Borrower and Lender in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law.  In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in this Note or in any other instrument executed in connection herewith shall ever be construed to create a contract to pay interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law.  Neither Borrower nor any guarantors, endorsers, sureties, indemnitors or other parties now or hereafter becoming liable for payment of this Note shall ever be required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this section shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated.  If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the Loan evidenced by this Note exceeds the maximum permitted by applicable law, Lender shall refund to Borrower the amount of such excess and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Lender shall collect monies which are deemed to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the lawful rate shall, upon such determination, be immediately applied to reduce the unpaid principal balance of the Note, and if such principal balance has been repaid in full, then returned to Borrower, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable.  By execution of this Note, Borrower acknowledges that it believes the Loan evidenced by this Note to be non-usurious and agrees that if, at any time, Borrower should have reason to believe that such Loan is in fact usurious, it will give Lender notice of such condition and Borrower agrees that Lender shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists.  The term “applicable law” or “applicable usury law” as used in this Note shall mean the laws of the State or the laws of the United States, whichever laws allow the greater rate of interest and do not violate the laws of the State, as such laws now exist or may be changed or amended or come into effect in the future.  If any clauses or provisions herein contained operate or would prospectively operate to invalidate this Note, then such clauses or provisions only shall be held for naught, as though not herein contained and the remainder of this Note shall remain operative and in full force and effect.

9. Exculpation.  Except as hereinafter provided, the liability of Borrower and any Guarantor with respect to the payment of principal and interest hereunder shall be “non-recourse”, and Lender’s source of satisfaction of the indebtedness and Borrower’s and Guarantor’s other obligations under this Note and under the other Loan Documents shall be limited to the Property and Lender’s receipt of the rents, issues and profits from the Property and any other security or collateral now or hereafter held by Lender.  Lender shall not seek to procure payment out of other assets of Borrower, any Guarantor or any person or entity comprising Borrower, nor seek any judgment (except as hereinafter provided) for any sums that are or may be payable under this Note or any of the other Loan Documents, including any claim or judgment (except as hereafter provided) for any deficiency remaining after foreclosure of the Deed of Trust.  The above provisions shall not be deemed to be a release or impairment of the Loan evidenced by this Note or the security therefor intended by the other Loan Documents, nor be deemed to preclude Lender from exercising its rights to foreclose the Deed of Trust or to enforce any of its other rights or remedies under the Loan Documents, including but not limited to that certain Guaranty of Recourse Carve-Outs of even date herewith from Whitestone REIT, a Maryland real estate investment trust.  It is expressly understood and agreed that the aforementioned limitation on liability shall in no way affect or apply to the continued personal liability of Borrower or any Guarantor, jointly and severally, for any and all costs, expenses, losses and/or damages incurred by Lender as a result of:

(a) fraud, willful misconduct or material misrepresentation made in connection with the Application for Mortgage Loan dated August 7, 2008, and any subsequent amendments thereto (the “Application”), this Note, any of the other Loan Documents or any other supporting or due diligence documentation provided by Borrower or any Guarantor in connection therewith;

(b) failure to pay any taxes which accrue prior to Lender taking control of the Property or to pay assessments, charges for labor or materials or any other charges that could result in liens on all or any portion of the Property, but exclusive of any damages resulting from the failure by Lender to disburse any taxes or assessments received from Borrower in escrow;

(c) misapplication or misappropriation of (i) proceeds of insurance covering all or any portion of the Property; (ii) proceeds of the sale, condemnation or transfer in lieu of condemnation of all or any portion of the Property; or (iii) rentals or other income from the Property received by or on behalf of Borrower and not applied to satisfy Borrower’s obligations under this Note and/or under the Loan Documents;

(d) causing or permitting waste, arson or other similar damage to occur in, on or about the Property, or failing to maintain the Property in a prudent business-like and commercially reasonable standard, excepting only ordinary wear and tear;

(e) failure to pay to Lender all unearned advance rentals and security deposits that have been paid by tenants of the Property to the extent that such funds have not been refunded to such tenants;

(f) failure to pay any and all tenant improvement allowances owed to tenants leasing space in the Property;

(g) failure to pay to Lender any and all required amounts paid to Borrower by tenants of the Property in connection with the termination of the leases of such tenants, including any amounts paid in connection with the bankruptcies or insolvencies of such tenants and failure to assign any claims, proofs of claims or other rights related to the future right to receive payment of such amounts;

(h) claims, including, without limitation, claims of offset or abatement of rent, made by any tenant of the Property in connection with its lease, with its premises or with any other areas of the Property which claims relate to, arise out of or are caused in whole or in part, by any action, default or failure of Borrower, which occurs or begins to occur prior to the date on which Lender takes actual day-to-day control of the Property, regardless of when such claims may be asserted;

(i) Borrower’s amendment, modification, termination, renewal or extension of any existing leases, or entering into new leases of the Property in violation of the Loan Documents;

(j) claims made by third parties as a result of Borrower’s failure to perform under agreements affecting the Property;

(k) loss by fire, casualty or acts of terrorism to the extent not compensated by insurance proceeds collected by or remitted to Lender;

(l) failure to return to Lender or reimburse Lender for all Fixtures and Personal Property (as defined in the Deed of Trust) owned by Borrower taken from the Property by or on behalf of Borrower out of the ordinary course of business and not replaced by items of like or greater value than the original value of the Fixtures and Personal Property so removed;

(m) all court costs and Reasonable Attorneys’ Fees actually incurred by Lender for which Borrower or any Guarantor is liable pursuant to the terms of the Application, this Note or any of the other Loan Documents;

(n) (i) removal or remediation of any hazardous or toxic chemicals, materials, substances or wastes (collectively, “Hazardous Substances”) found on, in or under the Property in quantities or concentrations that exceed legal limits or where removal or remediation is required by any governmental entity or any Hazardous Substances Laws (as defined in the Deed of Trust); to which exposure is prohibited, limited or regulated by any federal, state, county or local authority; or which may or could pose a hazard to the health or safety of the occupants of or visitors to the Property (which substances are also further defined in the Deed of Trust as “Hazardous Substances”), regardless of the source of origination (including sources off the Property from which the substance has migrated onto the Property or into its groundwater);

(ii) the restoration of the Property to comply with all governmental regulations pertaining to Hazardous Substances found in, on or under the Property, regardless of the source of origination; and (iii) any indemnity or other agreement to hold Lender and the Trustee (as defined in the Deed of Trust) harmless from and against any and all losses, liabilities, damages, injuries, costs, fines and expenses of any and every kind arising as a result of the presence, removal or remediation of Hazardous Substances, or from the violation of Hazardous Substances Laws. Borrower and any Guarantor shall not be liable hereunder if the Property becomes contaminated by Hazardous Substances subsequent to Lender’s acquisition of the Property by foreclosure or acceptance of a deed in lieu of foreclosure, or subsequent to any transfer of ownership of the Property that was approved or authorized in writing by Lender, provided that such transferee assumes in writing all obligations of Borrower and any Guarantor under the Loan Documents pertaining to Hazardous Substances Laws.  Liability under this subsection shall extend beyond repayment of this Note and compliance with the terms of the Deed of Trust unless at such time Borrower provides Lender with an environmental assessment report prepared by an environmental engineer or consultant approved by Lender which demonstrates to Lender’s satisfaction that the Property is free of Hazardous Substances and not in violation of Hazardous Substances Laws. The burden of proof under this subsection with regard to establishing the date upon which such Hazardous Substances were placed or appeared in, on or under the Property shall be upon Borrower;

(o) (i) any and all costs incurred in order to cause the Property to comply with Accessibility Laws (as defined in the Deed of Trust) and (ii) any indemnity or other agreement to hold Lender and the Trustee harmless from and against any and all losses, liabilities, damages, injuries, costs, fines or expenses of any kind arising as a result of non-compliance with any Accessibility Laws; provided, however, Borrower and any Guarantor shall not be liable for compliance with any Accessibility Laws that first become effective, or for any violation of any Accessibility Laws resulting from alterations or improvements to the Property that are performed, subsequent to Lender’s actually taking possession of the Property pursuant to foreclosure of the Deed of Trust or acceptance of a deed in lieu thereof, or subsequent to any transfer of ownership of the Property which was approved or authorized in writing by Lender provided that such transferee assumes in writing all obligations of Borrower and any Guarantor pertaining to compliance with Accessibility Laws under the Loan Documents.  The burden of proof under this subsection with regard to establishing the date upon which such non-compliance with any Accessibility Laws occurred at the Property shall be upon Borrower;

(p) obligations under any Letter(s) of Credit held by Lender in connection with the Loan, this Note or any of the other Loan Documents; and

(q) failure by Borrower to provide any Letter of Credit required to be posted subsequent to the date of this Note required by any of the Loan Documents.

The obligations of Borrower in subsections (m), (n) and (o) above shall survive the repayment of the Loan evidenced by this Note and satisfaction of the Deed of Trust, and the other obligations of Borrower hereunder shall terminate upon such repayment of the Loan evidenced by this Note and satisfaction of the Deed of Trust.

10. Full Recourse. Notwithstanding any provisions in this Note to the contrary, including, without limitation, the provisions set forth in the section captioned “Exculpation” hereinabove, Borrower and any Guarantor shall be personally liable, jointly and severally, for the entire indebtedness evidenced by this Note (including all principal, interest and other charges) in the event (a) Borrower or any entity comprising Borrower violates the covenant governing the placing of subordinate financing on the Property as set forth in the Deed of Trust; (b) Borrower or any entity comprising Borrower violates the covenant restricting transfers of interests in the Property or transfers or changes in ownership or controlling interest as set forth in the Deed of Trust; (c) Borrower or any Guarantor files a petition in bankruptcy or for the appointment of a receiver or commences under any bankruptcy or insolvency law proceedings for Borrower’s or any Guarantor’s relief or for the compromise, extension, arrangement or adjustment of Borrower’s or any Guarantor’s obligations; or (d) there is filed against Borrower or any Guarantor a petition in bankruptcy or for the appointment of a receiver, or there is commenced under any bankruptcy or insolvency law, proceedings for Borrower’s or Guarantor’s relief, or for the compromise, extension, arrangement or adjustment of Borrower’s or Guarantor’s obligations which are not dismissed within thirty (30) days after the filing of same.

11. Waiver of Jury Trial. THE PARTIES HERETO, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES HEREBY THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, AGAINST LENDER, ITS SUCCESSORS AND ASSIGNS, BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS, THE LOAN OR ANY COURSE OF CONDUCT, ACT, OMISSION, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, LENDER’S DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER), IN CONNECTION WITH THE LOAN OR THE LOAN DOCUMENTS INCLUDING, WITHOUT LIMITATION, IN ANY COUNTERCLAIM WHICH ANY PARTY MAY BE PERMITTED TO ASSERT THEREUNDER, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. IN NO EVENT SHALL LENDER, ITS SUCCESSORS, ASSIGNS OR PARTICIPANTS BE LIABLE FOR SPECIFIC PERFORMANCE, ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, LOSS OF BUSINESS PROFITS OR OPPORTUNITY) AND BY ITS EXECUTION HEREOF, BORROWER WAIVES ANY RIGHT TO CLAIM OR SEEK ANY SUCH DAMAGES.

12. Captions. The captions set forth at the beginning of the various paragraphs of this Note are for convenience only and shall not be used to interpret or construe the provisions of this Note.

13. Attorneys’ Fees. As used herein, the phrase “Reasonable Attorneys’ Fees” shall mean fees charged by attorneys selected by Lender based upon such attorneys’ then prevailing hourly rates as opposed to any statutory presumption specified by any statute then in effect in the State.

14. Applicable Laws. This Note and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State, without regard to principles of conflicts of laws. The parties hereto irrevocably (a) agree that any suit, action or other legal proceeding arising out of or relating to this Note may be brought in a court of record in the State  or in the courts of the United States of America located in the State, (b) consent to the non-exclusive jurisdiction of each such court in any suit, action or proceeding, and (c) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

15. Severability. If any term or provision of this Note is found to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining terms and provisions of this Note or any part thereof, which shall remain in full force and effect.

16. Modifications. This Note may not be amended or modified except by an agreement in writing signed by the party against whom enforcement is sought.

17. Time of the Essence. In connection with the Loan and this Note, time shall be of the essence.

18. Successors and Assigns. The terms, conditions, obligations and liabilities of this Note shall be binding upon Borrower, its heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns.  If Borrower is comprised of more than one person or entity, then the liability of each such person and entity hereunder shall be joint and several.

19. Authorization. By its signature below, Borrower represents and warrants that the Loan transaction contemplated by this Note and any of the other Loan Documents has been properly authorized by Borrower’s governing or managing body, and that the person(s) signing on behalf of Borrower has been duly authorized to sign for, and hereto bind, Borrower.

20. Secondary Market. Lender may, at any time, sell, transfer or assign this Note, the Deed of Trust, the Assignment and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement.  Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such securities or any credit rating agency rating such securities (collectively, the “Investor”) and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to Borrower, any Guarantor and the Property, whether furnished by Borrower, any such other party or otherwise, as Lender determines necessary or desirable except as otherwise prohibited by law or contract.  Borrower shall execute, acknowledge and deliver any and all instruments requested by Lender to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note and the other Loan Documents.  To the extent, if any, specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note and the other Loan Documents as such assignee(s) or participant(s) would have if they were the Lender hereunder.

21. Notices. All notices required or permitted hereunder shall be delivered in accordance with the provisions of Section 43 of the Deed of Trust.

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IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

Whitestone Offices LLC, a Texas limited liability company

By Whitestone REIT Operating Partnership, L.P., a Delaware limited partnership, its sole member

By Whitestone REIT, a Maryland real estate investment trust, its general partner

By//s// John J. Dee
John J. Dee
Executive Vice President

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